This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed
                                 transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Preliminary Term Sheet                  Date Prepared:  October 26, 2000




                       HSBC MORTGAGE CORPORATION (USA)
            Mortgage Pass-Through Certificates, Series 2000-HSBC1




                                     HSBC



           $389,122,000 (Approximate, Subject to Final Collateral)
                        Publicly Offered Certificates
             5/1 Jumbo Adjustable Rate Residential Mortgage Loans






GREENWICH CAPITAL
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See Disclaimer on Page 1 of this Preliminary Term Sheet                    1

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GREENWICH CAPITAL                                                          6
-------------------------------------------------------------------------------
See Disclaimer on Page 10 of these Marketing Materials.

   This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.


                               Yield Tables (%)

Class A-1 to Put
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed         12% CPR       15% CPR           18% CPR          22% CPR           30% CPR           35% CPR        40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 99-25+           6.999         6.978             6.956            6.927             6.866             6.826          6.784
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                  1.49          1.20              1.00             0.82              0.59              0.50           0.43
MDUR (yr)                 1.35          1.10              0.93             0.77              0.56              0.48           0.41
First Prin Pay        12/18/00      12/18/00          12/18/00         12/18/00          12/18/00          12/18/00       12/18/00
Last Prin Pay         01/18/04      05/18/03          12/18/02         07/18/02          01/18/02          11/18/01       09/18/01

Class A-1 to  Maturity
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed          12% CPR        15% CPR         18% CPR          22% CPR           30% CPR           35% CPR       40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 99-25+            6.999          6.978           6.956            6.927             6.866             6.826         6.784
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                   1.49           1.20            1.00             0.82              0.59              0.50          0.43
MDUR (yr)                  1.35           1.10            0.93             0.77              0.56              0.48          0.41
First Prin Pay         12/18/00       12/18/00        12/18/00         12/18/00          12/18/00          12/18/00      12/18/00
Last Prin Pa           01/18/04       05/18/03        12/18/02         07/18/02          01/18/02          11/18/01      09/18/01

Class A-2 to Put
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed          12% CPR        15% CPR         18% CPR          22% CPR           30% CPR           35% CPR       40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 99-28             7.027          7.023           7.016            7.003             6.969             6.947         6.922
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                   3.63           3.40            3.07             2.58              1.83              1.53          1.30
MDUR (yr)                  3.11           2.93            2.67             2.28              1.66              1.40          1.20
First Prin Pay         01/18/04       05/18/03        12/18/02         07/18/02          01/18/02          11/18/01      09/18/01
Last Prin Pay          07/18/04       07/18/04        07/18/04         07/18/04          06/18/03          01/18/03      09/18/02

Class A-2 to Maturity
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed          12% CPR        15% CPR         18% CPR          22% CPR           30% CPR           35% CPR       40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 99-28             7.190          7.078           7.029            7.003             6.969             6.947         6.922
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                   4.77           3.83            3.18             2.58              1.83              1.53          1.30
MDUR (yr)                  3.91           3.24            2.76             2.28              1.66              1.40          1.20
First Prin Pay         01/18/04       05/18/03        12/18/02         07/18/02          01/18/02          11/18/01      09/18/01
Last Prin Pay          08/18/07       04/18/06        05/18/05         07/18/04          06/18/03          01/18/03      09/18/02


GREENWICH CAPITAL                                                          7
-------------------------------------------------------------------------------
See Disclaimer on Page 6 of these Marketing Materials.

   This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.


                               Yield Tables (%)

Class A-3 to Put
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR       18% CPR      22% CPR     30% CPR      35% CPR     40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100-00                    6.988           6.988          6.988        6.988       6.982        6.975       6.966
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                           3.68            3.68           3.68         3.68        3.47         3.24        2.98
MDUR (yr)                          3.14            3.14           3.14         3.14        2.99         2.81        2.60
First Prin Pay                 07/18/04        07/18/04       07/18/04     07/18/04    06/18/03     01/18/03    09/18/02
Last Prin Pay                  07/18/04        07/18/04       07/18/04     07/18/04    07/18/04     07/18/04    07/18/04


Class A-3 to Maturity
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR       18% CPR      22% CPR     30% CPR      35% CPR    40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100-00                    7.739            7.656         7.568        7.455       7.273        7.187      7.116
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                          13.02            10.79          9.11         7.43        5.25         4.36       3.67
MDUR (yr)                          7.81             6.94          6.20         5.37        4.12         3.54       3.06
First Prin Pay                 08/18/07         04/18/06      05/18/05     07/18/04    06/18/03     01/18/03   09/18/02
Last Prin Pay                  07/18/30         07/18/30      07/18/30     07/18/30    07/18/30     07/18/30   07/18/30

Class B-1 to Call
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR       18% CPR      22% CPR     30% CPR      35% CPR    40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 98-11                     7.899            7.828        7.765        7.703       7.621        7.588      7.576
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                          10.59             8.62         7.16         5.93        4.49         3.87       3.43
MDUR(yr)                           6.91             6.03         5.27         4.58        3.67         3.23       2.92
First Prin Pay                 01/18/06         01/18/05     04/18/04     09/18/03    11/18/02     07/18/02   05/18/02
Last Prin Pay                  09/18/16         11/18/13     10/18/11     10/18/09    03/18/07     02/18/06   05/18/05


Class B-1 to Maturity
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR       18% CPR      22% CPR     30% CPR      35% CPR    40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 98-11                     7.914           7.851         7.797        7.745       7.685        7.666     7.656
-----------------------------------------------------------------------------------------------------------------------------------
WAL(yr)                           11.56            9.56          8.00         6.67        5.13         4.47      4.01
MDUR (yr)                          7.13            6.29          5.56         4.88        4.00         3.58      3.28
First Prin Pay                 01/18/06        01/18/05      04/18/04     09/18/03    11/18/02     07/18/02  05/18/02
Last Prin Pay                  07/18/30        07/18/30      07/18/30     07/18/30    07/18/30     07/18/30  07/18/30


GREENWICH CAPITAL                                                          8
-------------------------------------------------------------------------------
See Disclaimer on Page 6 of these Marketing Materials.


   This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.



                               Yield Tables (%)

Class B-2 to Call
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR       18% CPR      22% CPR     30% CPR      35% CPR        40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 96-31+                      8.100           8.059         8.029        8.007       8.000        8.018          8.053
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                            10.59            8.62          7.16         5.93        4.49         3.87           3.43
MDUR (yr)                            6.87            5.99          5.25         4.55        3.65         3.22           2.90
First Prin Pay                   01/18/06        01/18/05      04/18/04     09/18/03    11/18/02     07/18/02       05/18/02
Last Prin Pay                    09/18/16        11/18/13      10/18/11     10/18/09    03/18/07     02/18/06       05/18/05

Class B-2 to Maturity
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR         18% CPR      22% CPR      30% CPR     35% CPR          40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 96-31+                     8.109           8.073           8.047        8.031        8.033       8.054            8.081
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                           11.56            9.56            8.00         6.67         5.13        4.47             4.01
MDUR (yr)                           7.08            6.25            5.52         4.85         3.98        3.56             3.25
First Prin Pay                  01/18/06        01/18/05        04/18/04     09/18/03     11/18/02    07/18/02         05/18/02
Last Prin Pay                   07/18/30        07/18/30        07/18/30     07/18/30     07/18/30    07/18/30         07/18/30

Class B-3 to Call
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR         18% CPR     22% CPR      30% CPR       35% CPR          40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 92-10+                     8.822           8.886           8.973       9.094        9.354         9.554           9.757
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                           10.59            8.62            7.16        5.93         4.49          3.87            3.43
MDUR (yr)                           6.72            5.88            5.15        4.47         3.59          3.17            2.86
First Prin Pay                  01/18/06        01/18/05        04/18/04    09/18/03     11/18/02      07/18/02        05/18/02
Last Prin Pay                   09/18/16        11/18/13        10/18/11    10/18/09     03/18/07      02/18/06        05/18/05

Class B-3 to Maturity
Coupon: 6.99%
-----------------------------------------------------------------------------------------------------------------------------------
Prepay Speed                   12% CPR         15% CPR         18% CPR     22% CPR      30% CPR      35% CPR          40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 92-10+                     8.811           8.867           8.946       9.055        9.281        9.448            9.605
-----------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                           11.56            9.56            8.00        6.67         5.13         4.47             4.01
MDUR (yr)                           6.91            6.10            5.39        4.73         3.89         3.48             3.18
First Prin Pay                  01/18/06        01/18/05        04/18/04    09/18/03     11/18/02     07/18/02         05/18/02
Last Prin Pay                   07/18/30        07/18/30        07/18/30    07/18/30     07/18/30     07/18/30         07/18/30

GREENWICH CAPITAL                                                          9
-------------------------------------------------------------------------------
See Disclaimer on Page 6 of these Marketing Materials.
